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Exhibit 99.1

                    STEM CELL MICROBANK(TM) SERVICE AGREEMENT


         Nouvisage Corp, dba Solana Medspas, a California Corporation, hereinafter referred to as "Solana", and LifeStem, Inc., a Nevada Corporation, hereinafter referred to as "LifeStem", hereby agree that Solana will exclusively carry LifeStem's Stem Cell MicroBank(TM) collection services at Solana locations, hereinafter the "Agreement". Hereinafter both Solana and LifeStem may be referred to as the "Parties" and individually as a "Party".


1.       DEFINITIONS.
         ------------

a. "Services" shall mean the Stem Cell Microbank(TM) Service, which entails ("redacted"), for autologous use. LifeStem shall be responsible for all aspects in the collection, processing and storage of stem cells related to the Services.

b.       "Territory" shall mean the following region: United States of America.

c. "Affiliates" shall mean all of the medspas that are affiliated with Solana. It is understood that Solana is in the business of providing assistance in the development of medspas and that it is paid for such services. Any medspa that receives such services from Solana shall be known under this Agreement as an Affiliate.

d.       "Initial Roll-Out Date" shall mean no later than March 31, 2006.

2.       AGREEMENT BETWEEN LIFESTEM AND SOLANA.
         --------------------------------------

a. SERVICES. LifeStem hereby contracts with Solana to endorse the Services provided by LifeStem such that if Affiliates of Solana collect and/or store stem cells, the Affiliates will be required to do so using LifeStem's Services and LifeStem's Services only. A contract will be executed directly by the Affiliate with LifeStem concurrent with the initial package of documents provided by Solana to each prospective Affiliate. It is understood and agreed that no less than six different Affiliate locations will be under contract with LifeStem for the Term of this Agreement. It is also understood and agreed that if at any time one of the original six Affiliates is no longer offering LifeStem's Services, Solana may select a new Affiliate to offer LifeStem's Services. Pursuant to this Agreement, Solana will prohibit its Affiliates from offering any Services that would compete with LifeStem's Services. Solana will, through its Affiliates, market and pursue sales of LifeStem's Services. Solana understands that this retention is exclusive as it relates to the medspa industry and that LifeStem may retain other sales representatives in the Territory and may use its own direct sales personnel to seek potential customers in the Territory. It is understood that LifeStem will, where Solana Affiliates are proximally located, direct any and all of its Services to be performed at Solana Affiliates' facilities, hereinafter "LifeStem Derived Clients".

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b.       TERM. The retention of Solana hereunder will commence as of the
         Effective Date, and will continue for a period of three years and shall renew yearly thereafter unless terminated as set forth herein. It is understood and agreed that this Agreement may be terminated by LifeStem in the event that the Affiliates have sold less than ("redacted") total Services at the end of six (6) months from the Initial Roll-Out Date and/ or have sold less than ("redacted") total Services at the end of one calendar year from the Initial Roll-Out Date.

c. INDEPENDENT CONTRACTOR STATUS. Solana is being retained by LifeStem as an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for on behalf of or represent LifeStem. This Agreement does not create a partnership or joint venture. Further, as such an independent contractor, Solana does not have any authority to hold or manage LifeStem funds or bank accounts; bind LifeStem to any contract or employment of a third-party; initiate any lawsuits on behalf of LifeStem; sign any contract or make purchases on behalf of LifeStem and/or incur any liability on behalf of LifeStem.

3.       DUTIES OF SOLANA. Solana hereby undertakes the following:
         ----------------

a. PROMOTION: Solana will use its best endeavors to market the Services of LifeStem to and through its Affiliates within the Territory only and to regularly inform LifeStem of its activities in this respect and of the progress and development of the market for the Services within the Territory. Solana and/or its Affiliates will deal only with customers within the Territory and will not solicit orders for the Services from customers outside the Territory unless prior written approval is provided by LifeStem.

b. CUSTOMER SERVICE: Solana, through its Affiliates, currently has a database of customers and intends to market the Services of LifeStem to this database. Information on individuals that become customers of LifeStem Services that were originally Affiliate's clients will be maintained by the Affiliates with the understanding that LifeStem will necessarily create new information on the clients once those clients subscribe to the Services, and thereafter the information collected thereby will be the confidential property of LifeStem. The information collected by Solana and/or its Affiliates regarding the customers of LifeStem Services as described hereinabove is hereby deemed the confidential property of Solana and/or its Affiliates and LifeStem and is not to be disclosed or sold to a third party. Further, customers of the LifeStem Services that have not previously subscribed to services or products of Solana and/or its Affiliates shall remain the property of LifeStem and LifeStem shall, during the term herein, provide access to such customers for the purpose of permitting Solana and/or its Affiliates to solicit such customers for Solana products and services only.

c. NON-REPRESENTATION OF COMPETITORS: Solana and its Affiliates will not represent, market, sell, and/ or collect or otherwise be an agent for any other Services other than those of LifeStem during the term of this Agreement or for three (3) years thereafter.

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d.       NON-SOLICITATION: Solana and/or its Affiliates will not solicit, directly or indirectly, any other representative or employee of LifeStem to leave LifeStem or accept other employment of any kind with Solana for a period of one year after termination of representative's contract or employment with LifeStem.

e.       INVOICING, PAYMENT AND COLLECTION:

         i. It is initially agreed that Solana's Affiliates will collect payment for LifeStem Services directly from Affiliate Derived Clients. In turn, Solana Affiliates will forward Affiliate Derived Client payments to LifeStem or pay LifeStem directly for Services if payment was made to the Affiliate and do so prior to an Affiliate Derived Client receiving said Services at the Affiliate location. Where payment for Services is made through the use of a credit card, it may become the ordinary course of business for LifeStem to pay for a separate credit card machine to be housed within each Affiliate location.

         ii. LifeStem will invoice and manage all receivables for the storage of stem cells.

4.       COMMISSION; INITIAL LOCATION SET-UP FEE.
         ----------------------------------------

a. PRICING; AMOUNT OF COMMISSION. LifeStem will be offering its Services for ("redacted"). LifeStem will pay to the Affiliates a Commission after the receipt of all funds collected pursuant to Section 3(e), above. Affiliates will earn a commission of ("redacted") of the gross revenue for LifeStem Services collected. This shall be for clients who are "Affiliate Derived Clients". Affiliates will be paid a commission of ("redacted") of the gross revenue for LifeStem Services collected for LifeStem Derived Clients. LifeStem shall determine in its sole discretion, if a client is a LifeStem Derived Client or an Affiliate Derived Client. Nothing shall prohibit Affiliates from upselling its own products and services to LifeStem Derived Clients. LifeStem shall have the authority to change the price for its Services at its own discretion. LifeStem shall have the right to offer incentives to employees of individual Affiliates where it deems appropriate. All commission and incentive payments will be made by LifeStem directly to the Affiliate no later than 10 days from the end of the month in which full payment for Services was received.

b. PAYMENT PROCEDURE. All commissions due under the section "Pricing; Amount of Commission" will be paid to Affiliates from the proceeds collected from successfully completed collections. With regard to any monies received by either party all taxes, fees or other levies that may be levied by any governmental authority shall be solely the responsibility of that party. In the event that a collection is unsuccessful and requires a refund to the client, both LifeStem and the Affiliates will forego their fees for that collection to fund the refund. Commissions will not be earned and due until the client has started the stem collection process.

c. COMMISSION RATE IN ACCORDANCE WITH LAWS. Notwithstanding any other provision of this Agreement, LifeStem's obligation to make payment is expressly subject to such payment not violating any applicable law or public policy of the Territory. Under no circumstances shall LifeStem have an obligation to pay the Affiliates any amount higher than the amount, if any, permitted under such laws, rules, regulations or public policies.


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d.       LOCATION SET-UP FEE. For each Affiliate that Solana is able to establish as carrying LifeStem's Services, Solana will be paid a fee. Such fee will be ("redacted") per Affiliate location. Such fee will be paid from gross sales from Affiliate Derived Clients at a rate of ("redacted") percent of gross revenues until such time as ("redacted") is reached. This amount can be, at the discretion of Solana, paid in stock or cash. If in stock, then the ten (10) day average closing price prior to the end of each month in which a payment is to be made will be used to determine how many shares to issue in lieu of cash payment. Further, a stock incentive will be paid amounting to 250,000 shares of CalbaTech, with the first 125,000 being paid after three Affiliate locations have begun carrying LifeStem Services and the remainder after three more Affiliate locations have begun carrying LifeStem Services.

5.       DUTIES OF LIFESTEM. LIFESTEM HEREBY UNDERTAKES THE FOLLOWING:
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a.       NON-SOLICITATION: LifeStem will not solicit, directly or indirectly, any representative or employee of Solana and/or its Affiliates to leave Solana and/or its Affiliates or accept other employment of any kind.

b. EDUCATION AND MATERIALS: LifeStem will provide Solana with education and/or materials deemed appropriate by both parties to aid Solana and/or its Affiliates in the marketing of LifeStem Services. Material changes in LifeStem's Services and the scientific advances behind such Services shall be made available to Solana and/or its Affiliates immediately.

6.       TERMS AND CONDITIONS OF REPRESENTATION.
         ---------------------------------------

a. REPRESENTATIONS AND WARRANTIES. Solana and/or its Affiliates will not make any representation or warranty with regard to the Services other than such representations or warranties as may from time to time be included in the advertising and promotional literature, specifications and other material to be supplied to Solana and/or its Affiliates pursuant to this Agreement.

b. LIFESTEM SOLE AND ABSOLUTE DISCRETION. LifeStem will have the absolute right in its sole discretion to accept or refuse to accept any order for the Services transmitted to it by Solana and/or its Affiliates. The contracts, for all orders obtained by Solana and/or its Affiliates and accepted by LifeStem for the Services, will be made between the Affiliates and each customer directly, unless LifeStem otherwise agrees in writing.

c. STATUS. The Affiliates shall be solely responsible for all tax returns and payments required to be filed with or made to any federal, state or local tax authority with respect to the Affiliate's performance of services and receipt of fees under this Agreement. Because the Parties are an independent contractor, the Parties shall not withhold or make payments for social security; make unemployment insurance or disability insurance contributions; or obtain worker's compensation insurance on each other's behalf. The Parties agree to accept exclusive liability for complying with all applicable state and federal laws governing self-employed individuals, including obligations such as payment of taxes, social security, disability and other contributions based on fees paid to the Parties, his or her agents or employees under this Agreement.


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d.       INSURANCE. It is understood that each individual Affiliate location will carry its own malpractice and/or General Liability insurance for their general business activities. LifeStem will coordinate with the insurance agent for each Affiliate and will work to ensure that there is not any increase in insurance premiums for the Affiliate. LifeStem will determine, in its own discretion, if any increase in premium causes the Service at the particular Affiliate location to be cost-prohibitive and will not force any Affiliate to carry the LifeStem Service without offsetting the increase in premium through payment of the increase.

7.       GOOD JUDGMENT.
         --------------

a. The Parties are expected to use good judgment in performing services. This includes but is not limited to (a) not engaging in criminal or inappropriate acts during performance hereunder; (b) not using email, computer systems or resources for harassing, criminal, defaming, political, personal, obscene, illegal or sexual activities during performance hereunder; and (c) not violating the policy below during performance hereunder.

b. The Parties are expected to avoid any behavior or conduct that could be interpreted as harassment of a co-worker or persons who do business with the Parties. Harassment includes unwelcome conduct, whether verbal, physical or visual that denigrates or shows hostility or aversion toward an individual because of his or her sex, color, religion, national origin, age, disability or sexual orientation.

8.       CONFIDENTIALITY.
         ----------------

a. While retained by LifeStem, confidential information and trade secrets about LifeStem's or third parties' businesses, products and services ("Confidential Information") shall be disclosed to Solana and/or its Affiliates. Confidential Information includes, without limitation, LifeStem's or third parties' business plans, partnership/affiliation arrangements, clients, financing arrangements, technical data, marketing plans, software, source codes, programming techniques, ranking techniques, sources of services and goods, costs, profits or her, methods of obtaining new clients, competitive analyzes, personnel information, and financial data. Confidential Information does not include (i) information that the Parties can show is or becomes generally known by the public other than as a result of a disclosure by the Parties, or (ii) information that the Parties can show was known by them prior to this agreement and was not first disclosed to them by LifeStem. The Parties agree that they shall not disclose in any form, oral, electronic or paper, Confidential Information by any means to any third party, and that he or she shall only use Confidential Information for the purposes of performance of Services, unless otherwise authorized by the Parties, during performance of services and for a period of three (3) years thereafter. The Parties agree to immediately return all Confidential Information to the Parties upon end of performance of Services. The Parties understand that this means that they may be in violation of this Agreement by misusing Confidential Information if they attempt to divert business away from either LifeStem through contact with LifeStem clients after conclusion of performance of services with LifeStem. Solana states that they have not previously signed an agreement which prohibits their performance of Services hereunder or with a company such as LifeStem and that in performing services, Solana shall not disclose or utilized any trade secret or confidential information obtained from previous employment or job or third parties in confidence.


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9.       INTELLECTUAL PROPERTY.
         ----------------------

a. LifeStem grants to Solana and its Affiliates a limited license to use the trademarks, trade names, and service marks associated with the Services during the term of this Agreement solely in connection with its marketing efforts hereunder. Solana agrees not to register, or cause to be registered, nor assist another in registering or causing to be registered, in any part of the world, any trademark, trade name, or service mark which is confusingly similar to any trademark, trade name, or service mark used by LifeStem or any company under common control with LifeStem. Solana also agrees not to file or register, or cause to be filed or registered, nor assist another in filing or causing to be filed, in any part of the world, any patent or patent application claiming substantially similar rights to any patent or patent application held, as of the Effective Date, by LifeStem or any company under common control with LifeStem.

10.      MODIFICATION OF AGREEMENT.
         --------------------------

a. LifeStem reserves the right to modify this Agreement upon assignment through merger, asset or equity purchase of LifeStem; upon expansion of Territory to include foreign countries; in the event of changes in law which so require for compliance; or upon LifeStem no longer providing Services. LifeStem may assign or transfer this Agreement, however Solana may not and any such assignment by them shall be void.

11.      TERMINATION.
         ------------

a. This Agreement may be terminated at any time by either party, without cause, upon giving the other party not less than ninety (90) days written notice of termination, in accordance with the requirements of the section entitled "Notice".

b. This Agreement may be terminated by either party with immediate effect and without prior recourse to any judicial authority if the other party
         (i) commits a material breach of any obligation imposed upon it under this Agreement; (ii) becomes insolvent or subject to a petition in bankruptcy filed by or against it or is placed under the control of a receiver, liquidator or committee of creditors; (iii) attempts to assign this Agreement; (iv) ceases to function as a going concern or, in the case of the Solana, ceases to conduct its operations in the Territory.

c. Solana and LifeStem have considered the possibility of making expenditures in the performance of this Agreement and the possibility of losses and damages resulting to each of them upon expiration or termination. Each party enters into this Agreement with full knowledge of these possibilities and agrees as follows:

                  Neither party shall be liable to the other, by reason of the expiration of this Agreement or termination, with or without cause, for compensation, reimbursement or damages on account of the loss of prospective revenues, profits or anticipated sales or on account of expenditures, investments, leases or commitments in connection with the business or goodwill of Solana or LifeStem, or for any other reason whatsoever.


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12.      COMPLIANCE WITH LAWS.
         ---------------------

a. The Parties hereto agree to conduct all activities under this Agreement in compliance with all applicable laws and regulations.

b. The Parties agree to remain in compliance with all applicable registration, permit, and license requirements in the Territory that are necessary in order for them to perform fully and legally their obligations under this Agreement.

13.      REPRESENTATIONS AND WARRANTIES.
         -------------------------------

a. The Parties hereby represent and warrant that (a) the Services shall be performed in a professional, workmanlike manner; (b) no Party conduct shall violate the rights of any third party or any law while performing under this Agreement; (c) the Parties shall not grant, directly or indirectly, any rights or interest whatsoever in the Parties work product to third parties; (d) the Parties have full right and power to enter into and perform this Agreement without the consent of any third party and (e) the Parties shall take all necessary precautions to prevent injury to any persons or damage to property during the term of this Agreement.

14.      INDEMNIFICATION.
         ----------------

a. The Parties shall indemnify and hold each Party harmless, his or her officers, directors, employees, sublicensees, representatives and agents from any and all claims, losses, liabilities, damages, expenses and costs (including attorneys' fees and court costs) which result from a breach or alleged breach of this Agreement (a "Claim") provided that the Parties give written notice of any such Claim and the Parties have the right to participate in the defense of any such Claim at its expense. From the date of written notice from a Party of any such Claim, a Party shall have the right to withhold from any payments due a Party under this Agreement the amount of any defense costs, plus additional reasonable amounts as security for a Party's obligations under this Section.

15.      ARBITRATION, VENUE, GOVERNING LAW.
         ----------------------------------

a. This agreement shall be deemed to be made, governed by, interpreted under and construed in all respects in accordance with the commercial rules of Judicial Arbitration and Mediation Service ("JAMS"). This chosen jurisdiction is irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation, construction, performance or breach of this agreement, the parties hereby consent to adjudication under the commercial rules of JAMS. Said venue of the arbitration shall be in Orange County, California. Judgment on the award rendered by the arbitrator may be entered in any federal or state court in Orange County, California. The Laws of the State of California shall govern all disputes regarding this matter. Any provision herein which is later determined to be in violation of any such laws shall be eliminated from the terms of this Agreement, and the remainder of this Agreement shall continue in full force and effect.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

LifeStem, Inc.                                Nouvisage Corp, dba Solana Medspas


By:                                           By:

Name:                                         Name:

Title:                                        Title:

Date:                                         Date: